SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2003

                               GENTA INCORPORATED
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               (Exact name of registrant specified in its charter)

         Delaware                   0-19635                  33-0326866
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     (State or other              (Commission              (IRS Employee
     jurisdiction of              File Number)          Identification No.)
      incorporation)

            Two Connell Drive
          Berkeley Heights, NJ                                           07922
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(Address of principal executive offices)                              (Zip Code)

           Registrant's telephone, including area code: (908) 286-9800

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         (Former name and former address, if changed since last report)

Item 5.    Other Events

         On August 14, 2003, the Company issued the press release attached to this Form as Exhibit 99.1 and such press release is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

         (c)      Exhibits

         (99.1)   Press Release dated August 14, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GENTA INCORPORATED
                           (Registrant)


                  By:      /s/ RAYMOND P. WARRELL, JR., M.D.
                           ---------------------------------
                  Name:    Raymond P. Warrell, Jr., M.D.
                  Title:   Chairman, President, Chief Executive Officer
                           and Principal Executive Officer


                  By:      /s/ WILLIAM P. KEANE
                           --------------------
                  Name:    William P. Keane
                  Title:   Vice President, Chief Financial Officer and Principal
                           Accounting Officer

Dated:  August 15, 2003

                                  EXHIBIT INDEX

Exhibit
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(99.1) Press Release dated August 14, 2003.